BASIC AND DILUTED NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Summary of Computation of the Net Loss Per Share
	Year ended December 31,
	2021	2020	2019

Numerator:

Net loss	$(153,559)	$(81,511)	$(67,301)
Preferred share accrued cumulative dividend rights	(5,044)	(17,473)	(13,664)

Total loss attributable to ordinary shares	$(158,603)	$(98,984)	$(80,965)

Denominator:

	102,859,891	16,514,910	15,524,845